GMO TRUST

Supplement dated November 8, 2024, to the

GMO Trust Statement of Additional Information dated June 30, 2024 (“SAI”)

Effective October 25, 2024, Donald Glazer is no longer a Trustee of the Trust. All references to Mr. Glazer are removed from the SAI.

Effective November 7, 2024, Paul Braverman is Chairman of the Board of Trustees and a member of the Pricing Committee, and Peter Tufano is a member and Chairman of the Governance Committee. All relevant sections of the SAI are updated to reflect the foregoing.